SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed  by  the  Registrant [X]
Filed  by  a  Party  other  than  the  Registrant [  ]
Check  the  appropriate  box:
[ ]   Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive  Proxy  Statement
[ ]   Definitive  Additional  Materials
[ ]   Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

                          CENTENARY INTERNATIONAL CORP.
                          -----------------------------
             (Name  of  Registrant  as  Specified  in  Its  Charter)

     (Name  of  Person(s)  Filing Proxy Statement, if other than the Registrant)

Payment  of  filing  fee  (Check  the  appropriate  box):
[X]   No  fee  required.
[ ]   Fee computed on table below  per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

[ ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:

     (2)  Form,  Schedule  or  Registration  Statement  No.:

     (3)  Filing  Party:

     (4)  Date  Filed:

                          CENTENARY INTERNATIONAL CORP.
                         692 MADISON AVENUE, THIRD FLOOR
                               NEW YORK, NY 10021

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 29, 1999

The Annual Meeting of Stockholders (the "Annual Meeting") of Centenary International Corp. (the "Company") will be held at the Loews New York Hotel, 569 Lexington Avenue, New York, New York 10022, on July 29, 1999 at 10:00 AM
(EST)  for  the  following  purposes:

     (1)  To elect five (5) directors by the voting of Common Stock.

     (2)  To consider and act upon the 1999 Stock Option Plan.

     (3) To ratify the selection of Grant Thornton (Argentina) as the Company's independent auditor for the fiscal year ending December 31, 1999.

     (4) To act upon such other business as may properly come before the Annual Meeting.

Only holders of Common Stock of record at the close of business on June 14, 1999, will be entitled to vote at the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                 BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                                 /s/  Hector  A.  Patron  Costas
                                 Chairman  of  the  Board

June  30,  1999
New  York,  New  York

                          CENTENARY INTERNATIONAL CORP.
                         692 MADISON AVENUE, THIRD FLOOR
                               NEW YORK, NY 10021

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 29, 1999

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by and on behalf of the Board of Directors of Centenary International Corp., a Nevada corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held at the Loews New York Hotel, 569 Lexington Avenue, New York, New York 10022, on July 29, 1999 at 10:00 AM (EST) and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual
Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about June 30, 1999. The cost of solicitation of proxies is being borne by the Company.

     The close of business on June 14, 1999, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of record date, there were 18,963,500 shares of the Company's common stock, par value $0.001 per share (the "Common Stock") issued and outstanding. The presence, in person or by proxy, of 51% of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Number 1 must receive a majority of the Common Stock votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Numbers 2, 3 and 4 set forth in the accompanying Notice.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (I) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (II) FOR THE 1999 STOCK OPTION PLAN, AND (III) FOR THE RATIFICATION OF GRANT THORNTON
(ARGENTINA) AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

            _________________________________________________________

              (1)  TO ELECT FIVE (5) DIRECTORS FOR THE ENSUING YEAR

            _________________________________________________________


NOMINEES  FOR  DIRECTORS

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors by the voting of Common Stock the nominees listed below. Two of the nominees are presently members of the Board of Directors. Each duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

     Hector A. Patron Costas, age 46, was appointed Director, Chairman, Secretary and Chief Financial Officer of the Company in November, 1998. Mr. Patron Costas has been a Director of Centenary S.A. since its founding, and he has been a senior manager of Centenary S.A. since that time. Mr. Patron Costas attended the School of Economics at the University of Buenos Aires.

     Eduardo Sagarnaga, age 42, was appointed Director of the Company in November, 1998. Mr. Sagarnaga is the founder and has been the principal owner and President of Industrial Technologia SRL since 1990, which is an engineering services firm specializing in aircraft. Since the beginning of 1998, Mr. Sagarnaga has also been the President of Global Tech, SA, which is a trading firm and industrial engineering firm specializing in the sale and leasing of and installation of industrial equipment, trucks, and supplies. Mr. Sagarnaga has a B.S. degree in industrial engineering from the Catholic University of Salta Argentina.


     John H. Tonelli, age 34, was appointed President and CEO in March, 1999. Mr. Tonelli is presently a principal of International Venture Partners, LLC, an investment banking firm specializing in Latin American corporate and real estate transactions. From 1992 to 1999, Mr. Tonelli was an Associate and later a
Special  Counsel  at  the  law  firm  of Cadwalader, Wickersham & Taft, where he established and managed the firm's Latin American law practice. Mr. Tonelli has a B.A. degree, 1987, from Colombia University, and a law degree and an M.B.A. degree, 1992, from Fordham University. Mr. Tonelli is licensed to practice law in New York and Florida. Mr. Tonelli is fluent in Spanish and Italian.

     Donald Kirsch, age 67, is the Chairman and President of the Wall Street Group, Inc. and President and CEO of Wall Street Consultants, Inc., financial consulting and financial public relations firms, positions he now holds and has held for more than five years. He has been a Director of Interstate National Dealer Services, Inc. since December, 1996.

     Julio Alberto Descals Seall, age 54, has been a Director of Centenary S.A. since 1990. Mr. Descals has been a representative for Centenary S.A. in Peru. He is a former Vice-President of the Chamber of Commerce in Tacna, Peru and a former President and the founder of La Arboleda Club of Tacna, Peru.

EXECUTIVE  OFFICERS

     Other than Messrs. Patron Costas and Tonelli, there are no executive officers of the Company.

INFORMATION  CONCERNING  THE  BOARD  OF  DIRECTORS  AND  ITS  COMMITTEES

     Messrs. Patron Costas and Tonelli are the only directors of the Company who are also officers of the Company. The Company does not have any committees. The Board of Directors took action by the unanimous consent of Directors three times during the year ended December 31, 1998. The nominees were selected by the entire Board.

     The Company believes that all reports required by Section 16(a) of the Exchange Act for the most recent fiscal year have been timely filed.

     There is no family relationship between or among any of the directors and executive officers of the Company.

DIRECTOR  COMPENSATION

     The Company does not currently pay any cash director's fees, but it pays the expenses, if any, of its directors in attending board meetings. In 1999, the Board adopted a stock option plan which included participation in the Plan by directors. See below, Proxy Statement Item Number (2) "TO CONSIDER AND ACT
UPON  THE  1999  STOCK  OPTION  PLAN."

EXECUTIVE  COMPENSATION

     Until John H. Tonelli became CEO in 1999, Hector A. Patron Costas held the CEO position and Mr. Costas' compensation during the last three years is set forth below. No other executive officer received compensation greater than $100,000 during that period.


                                          SUMMARY COMPENSATION TABLE   (1)

                                         ANNUAL                      LONG-TERM
                                         COMPENSATION                COMPENSATION  AWARDS

NAME AND                                                              RESTRICTED  SECURITIES   PAYOUTS
PRINCIPAL                                                                STOCK    UNDERLYING   LTIPS    ALL OTHER
POSITION                      YEAR       SALARY      BONUS      OTHER    AWARDS  OPTIONS/SARS  PAYOUTS  COMPENSATION

Chairman
Hector A. Patron Costas
-                                1998  $    72,333  $105,000        -0-     -0-           -0-      -0-           -0-
-                                1997  $    71,619  $110,000        -0-     -0-           -0-      -0-           -0-
-                                1996  $    63,100  $ 90,000        -0-     -0-           -0-      -0-           -0-
_________________________

(1)  This  compensation  was  received  from  Centenary  S.A.,  a  subsidiary  of  the  Company.

EMPLOYMENT  AGREEMENTS

     Prior to being appointed President, John H. Tonelli was a consultant to the Company under a six month consulting agreement which commenced in February, 1999. Although Mr. Tonelli is now the President of the Company, he continues to be compensated pursuant to the consulting agreement. The consulting agreement provides that Mr. Tonelli will receive $15,000 for the first month of the consulting agreement and $10,000 per month thereafter. Mr. Tonelli could receive additional compensation under the consulting agreement if certain goals are achieved. In connection with the consulting agreement, Mr. Tonelli provides the Company with executive office space in New York City.

     The Company does not have any employment agreements or compensation plans with any other employee or director, except as set forth in the 1999 Stock Option Plan.

EMPLOYEE  STOCK  OPTION  PLAN--1999  STOCK  OPTION  PLAN

     While the Company has been successful in attracting and retaining qualified personnel, the Company believes that its future success will depend in part on its continued ability to attract and retain highly qualified personnel. The Company pays wages and salaries which it believes are competitive. The Company also believes that equity ownership is an important factor in its ability to attract and retain skilled personnel, and the Board of Directors of the Company has approved the 1999 Stock Option Plan for the Company. See below, Proxy Statement Item Number (2) "TO CONSIDER AND ACT UPON THE 1999 STOCK OPTION PLAN."

                        [STOCK PRICE PERFORMANCE GRAPH}

     The performance graph as set forth above compares the cumulative total stockholder return of Centenary International Corp. Common Stock from December 31, 1997 through December 31, 1998, with Standard & Poors 500 Index (the Company's Broad Market Index) and with Standard & Poors Consumer Staples--Food
Composite Index (the Company's Peer Group Index). The graph assumes that the value of the investment in Centenary International Corp.'s Common Stock and each index was $100 on December 31, 1997, and that all dividends, if any, were reinvested. The comparisons in this table are not intended to forecast or be indicative of possible future price performance.


                      Comparison of Cumulative Total Return
                      -------------------------------------

                                          December  31,
                                         1997     1998
                                         ----     ----
Centenary  International  Corp.          $100     $104
Broad  Market  Index                     $100     $127
Peer  Group  Index                       $100     $107


SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth certain information as of June 14, 1999, with respect to the beneficial ownership of shares of Common Stock by (i) each person who is known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.


                                    NUMBER OF             PERCENT             CLASS OF
NAME                               SHARES OWNED           OF CLASS           SECURITIES
--------------------------------  --------------  ------------------------  ------------
Hector A. Patron Costas           5,816,758  (1)                30.6%  (1)  Common Stock
Reconquista 656 - 3 Piso (1003)
Buenos Aires, Argentina

Eduardo Sagarnaga                       100,000                      0.5 %  Common Stock
Reconquista 656 - 3 Piso (1003)
Buenos Aires, Argentina

John H. Tonelli                      873,175 (2)                 4.5%  (2)  Common Stock
692 Madison Avenue, Third Floor
New York, NY 10021

Donald Kirsch                               -0-                       0.0%  Common Stock
32 E. 57th Street, 18th Floor
New York, NY 10022

Julio Alberto Descals Seall          60,000  (3)                      0.3%  Common Stock
Reconquista 656 - 3 Piso (1003)
Buenos Aires, Argentina

Claudio Roman                               -0-                       0.0%  Common Stock
12000 Westheimer, Suite 215
Houston, Texas 77077

Centenary Group S.A.                 14,541,895                     76.7 %  Common Stock
Juncal 1327 D-P. 18 Ap. 1801
Montevideo, Uruguay

Guillermo A. Aguilar Penalva       5,816,758 (1)                    30.6%(1) Common Stock
Reconquista 656 - 3 Piso (1003)
Buenos Aires, Argentina

All Directors, Officers,
and Nominees
as a group
(Six  (6) persons)                    6,849,933                      34.6%  Common Stock
__________________________

(1) Mr. Patron Costas and Mr. Penalva each own 40% of, and are control persons of, Centenary Group S.A. and the number of shares and the percentage of class of securities reflected herein are shares which are indirectly owned.

(2) Includes an option to purchase up to 873,175 shares of common stock of the Company which is presently vested and exercisable. Does not include an option to purchase up to 873,175 shares of common stock of the Company which is not presently vested or exercisable. The exercise price of these options is $.90625 per share. These options expire in April 2009.

(3)  Mr. Seall owns 10% of Centenary Group, S.A.

     The Company knows of no arrangement or understanding, the operation of which may at a subsequent date result in a change of control of the Company.

RELATED  TRANSACTIONS

     The Board of Directors of the Company has adopted a policy that Company affairs will be conducted in all respects by standards applicable to publicly-held corporations and that the Company will not enter into any transactions and/or loans between the Company and its officers, directors and 5% stockholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of the independent, disinterested directors of the Company.

     On November 12, 1998, the Company acquired 100% of the outstanding shares of Centenary S.A., an Argentine corporation from the stockholders of Centenary S.A. in exchange for 15,053,500 shares of the Company's common stock, which were all issued to Centenary Group S.A. All of the former Directors of the Company resigned, and the current Directors were appointed. Centenary Group S.A.
became a control person of the Company. The terms and conditions of the acquisition were determined by the parties through arms length negotiations. Subsequently, and pursuant to Argentina law which requires at least two entities as owners of an Argentine corporation, the Company sold 1% of its equity in Centenary S.A. to Centenary Group S.A., a Uruguayan corporation, for a note receivable of $176,000.

     Concurrent with the acquisition of Centenary S.A., the Company entered into a Rescission Agreement ("Pilares Rescission Agreement") pursuant to which the Company rescinded its prior Acquisition Agreement and Assignment with Pilares Oil & Gas, Inc. ("Pilares"). Pursuant to this Acquisition Agreement and Assignment, Pilares had conveyed 300,000 shares of Paint Rock Energy, Inc. ("Paint Rock") to the Company in exchange for 3,185,000 shares of common stock of the Company. Paint Rock is in the oil and gas business. Pursuant to the Pilares Rescission Agreement, Pilares tendered the 3,185,230 shares of the Company's common stock to the Company, and the Company tendered the 300,000 shares of Paint Rock stock to Pilares. The 3,185,000 shares of the Company's common stock were then canceled. At the time of this rescission, Pilares Oil & Gas was a holder of approximately 13% of the common stock of the Company. The terms and conditions of the rescission were determined by the parties through arms length negotiations. However, no appraisal was conducted.

     Also concurrent with the acquisition of Centenary S.A., the Company entered into a Rescission Agreement ("Gassiot Rescission Agreement") pursuant to which the Company rescinded its prior Acquisition Agreement and Assignment with Jimmy
M. Gassiot ("Gassiot"). Pursuant to this Acquisition Agreement and Assignment, Gassiot had conveyed 50 shares of Subsurface Energy Corp. ("Subsurface") to the Company which represented all of the shares of Subsurface then outstanding in exchange for 2,060,000 shares of common stock of the Company. Subsurface is in the oil and gas business. Pursuant to the Gassiot Rescission Agreement, Gassiot tendered the 2,060,000 shares of the Company's stock to the Company, and the Company tendered the 50 shares of Subsurface stock to Gassiot. The 2,060,000 shares of the Company's common stock were then canceled. At the time of this rescission, Mr. Gassiot was a holder of approximately 10% of the common stock of the Company. The terms and conditions of the rescission were determined by the parties through arms length negotiations. However, no appraisal was conducted.

     The Pilares Rescission Agreement and the Gassiot Rescission Agreement were entered into concurrent with the acquisition of 100% of the stock of Centenary S.A. and were conditions to the acquisition. The Board of Directors of the Company determined that in view of the change of business operations of the Company once the Centenary S.A. transaction was consummated that it would be in the best interest of the Company to divest itself of its oil and gas businesses.

     Centenary Group S.A. owns 76.7 % of the Company. Centenary Group S.A. is also the control person of some vendors to the Company who provide services in the ordinary course of business. The cost of these services are negotiated and provided to the Company at competitive rates. The Company purchased $26,834,867 in 1998, and $9,659,315 in 1997 of products, and $6,566,049 of services in 1998, and $9,231,815 in 1997 of services from affiliated companies. The Company provides certain administrative services and pays certain expenses for an affiliated company, which reimbursed the Company for these expenses in the amounts of $2,105,540 in 1998, and $634,590 in 1997.

     Claudio Roman, a Director, may receive compensation as a consultant to the Company on certain legal and other matters.

     Prior to being appointed President, John H. Tonelli was a consultant to the Company under a six month consulting agreement which commenced in February, 1999. Although Mr. Tonelli is now the President of the Company, he continues to be compensated pursuant to the consulting agreement. The consulting agreement provides that Mr. Tonelli will receive $15,000 for the first month of the consulting agreement and $10,000 per month thereafter. Mr. Tonelli could receive additional compensation under the consulting agreement if certain goals are achieved. In connection with the consulting agreement, Mr. Tonelli provides the Company with executive office space in New York City.

     In March, 1999, the Company began using the services of Wall Street Consultants, Inc., a financial consulting and financial public relations firm. Donald Kirsch, a nominee for Director, is the Chairman and President of Wall Street Consultants, Inc. The Company pays Wall Street Consultants, Inc. $6,000 per month. This arrangement is for 12 months and may be renewed.


            _________________________________________________________

            (2)  TO CONSIDER AND ACT UPON THE 1999 STOCK OPTION PLAN
            _________________________________________________________


     The 1999 Stock Option Plan (the "Plan") was adopted by the Board of Directors on April 28, 1999, at which time the Board also voted to submit the Plan to the Stockholders for approval. If approved by the Stockholders, the Plan will allow Incentive Stock Option grants as determined by the Compensation Committee, or the Board of Directors if there is no compensation committee (the "Committee"). The Board of Directors has reserved 3,000,000 shares of Common Stock for issuance pursuant to the Plan. The purpose of the Plan is to foster and promote the financial success of the Company and increase Stockholder value by enabling eligible key employees, directors and consultants to participate in the long-term growth and financial success of the Company.

     ELIGIBILITY. The Plan is open to key employees (including officers and directors) and consultants of the Company and its affiliates ("Eligible Persons") as determined by the Committee.

     TRANSFERABILITY.  The  grants  are  generally  not  transferrable.

     CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The Plan will not affect the right of the Company to authorize adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure. In the event of an adjustment, recapitalization or reorganization the award shall be adjusted accordingly. In the event of a merger, consolidation, or liquidation, the Option granted under this Plan would pertain to the securities and other property to which a holder of shares of stock covered by the Option would have been entitled to receive. The Board may waive any limitations imposed under the Plan so that all options are immediately exercisable.

     OPTIONS.  The  Plan  provides  for  both  Incentive  and Nonqualified Stock
Options.

     Option  price.  Incentive  options  shall  be  not less than the greater of
(i)100% of fair market value on the date of grant, or (ii) the aggregate par value of the shares of stock on the date of grant. The Compensation Committee, at its option, may provide for a price greater than 100% of fair market value. The price for Incentive Stock Options for Stockholders owning 10% or more of the Company's shares ("10% Stockholders") shall be not less than 110% of fair market value.

     Amount exercisable-incentive options. In the event an Eligible Person exercises Incentive Options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered non qualified stock options.

     Duration.    No  option may be exercisable after the expiration date as set forth  in  the  option  agreement.

     Exercise of Options. Options may be exercised by written notice to the President of the Company with:

(i) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares; or

(ii)    stock  at  its  fair  market  value  on  the  date  of  exercise;

     TERMINATION  OF  OPTIONS.

     Termination of Employment. Any Option which has not vested at the time the Optionee ceases continuous employment for any reason other than death, disability or retirement shall terminate upon the last day that the Optionee is employed by the Company. Incentive Stock Options must be exercised within three months of cessation of Continuous Service for reasons other than death, disability or retirement in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

     Death. Unless the Option expires sooner, the Option will expire one year after the death of the Eligible Person.

     Disability. Unless the Option expires sooner, the Option will expire one year after the disability of the Eligible Person.

     Retirement. Any Option which has not vested at the time the Optionee ceases continuous employment due to retirement shall terminate upon the last day that the Optionee is employed by the Company. Upon retirement Incentive Stock Options must be exercised within three months of cessation of Continuous Service in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

     AMENDMENT OR TERMINATION OF THE PLAN. The Committee may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of the Company's Stockholders; provided further, however, that to the extent required to maintain the status of any incentive option under the Code, no amendment that would (a) change the aggregate number of shares of stock which may be issued under incentive options, (b) change the class of employees eligible to receive incentive options, or (c) decrease the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the Stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment. No amendment, suspension or termination of the Plan shall act to impair or extinguish rights in Options already granted at the date of such amendment, suspension or termination.

                                NEW PLAN BENEFITS
                                -----------------
                             1999 STOCK OPTION PLAN
                             ----------------------


Name and Position                   Dollar Value(1)   Number of Options
----------------------------------  ----------------  -----------------

John H. Tonelli, CEO and President  $      1,582,630          1,746,350
Jason Miller, Vice-President
    of Finance                      $        226,563            250,000
Executive Group                     $      1,809,193          1,996,350
Non-executive Director Group        $            -0-                -0-
Non-executive Officer
    Employee Group                  $            -0-                -0-

_______________
(1) Dollar value was calculated based on the exercise price of $0.90625, which was also the market value per share on the date of the grants.

THE BOARD OF DIRECTORS HAS APPROVED THE ADOPTION OF THE PLAN AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED PLAN. SUCH ADOPTION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK AND COMMON STOCK EQUIVALENTS PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

     A  copy  of  the  Plan  is  attached  hereto  as  Appendix  "A".

            _________________________________________________________

           (3)  TO RATIFY THE SELECTION OF GRANT THORNTON (ARGENTINA)
                      AS THE COMPANY'S INDEPENDENT AUDITOR
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.
            _________________________________________________________


     The Board of Directors has selected Grant Thornton (Argentina) as the Company's independent auditor for the current fiscal year. The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing Grant Thornton (Argentina) as independent auditor of the Company for the fiscal year ending December 31, 1999. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     In the event the appointment of Grant Thornton (Argentina) as independent auditor is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending December 31, 1999.

     A representative of Grant Thornton (Argentina) is expected to be present at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF GRANT THORNTON (ARGENTINA) AS INDEPENDENT AUDITOR FOR FISCAL YEAR ENDING DECEMBER 31, 1999.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANT ON ACCOUNTING AND FINANCIAL DISCLOSURE

     Mr. Kurt D. Saliger, C.P.A. ("Saliger"), conducted the audits of Centenary International Corp., formerly R&R Resources, Inc. (the "Company") for the nine month period ended September 30, 1998, and for the year ended December 31,1997. Saliger was dismissed on January 7, 1999. There were no disagreements between the Company and Saliger on accounting matters or financial disclosures. Kurt D. Saliger, C.P.A. has provided the Company with a letter to that effect which has previously been filed with the Securities and Exchange Commission.

     (a) On January 7, 1999, the Company engaged Grant Thornton ("Grant Thornton") as its independent accountant. The decision to engage Grant Thornton as the Company's independent accountant was approved by the Company's Board of Directors. Grant Thornton has been the independent auditor of Centenary S.A., a subsidiary of the Company, and Grant Thornton has substantial experience in global accounting matters.

     (b) In a report dated November 4, 1998, Saliger reported on the Company's financial statements as of September 30, 1998, and the related statements of operations, stockholders' equity and cash flows for the nine months then ended. In a report dated August 20, 1998, Saliger reported on the Company's financial statements as of June 30, 1998, and the related statements of operations, stockholders' equity and cash flows for the six months then ended. In a report dated January 12, 1998, Saliger reported on the Company's financial statements of December 31, 1997, and the related statements of operations, stockholders' equity and cash flows for the period from inception (June 10, 1997) to December 31, 1997. None of these reports contained an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles.

     (c) Since inception (June 10, 1997) and through the present, there were no reportable events requiring disclosure.

     (d) Effective January 7, 1999, the Company engaged Grant Thornton as its independent accountant. During the two years ended December 31, 1998 and 1997, neither the Company nor anyone on the Company's behalf consulted Grant Thornton regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor has Grant Thornton provided to the Company a written report or oral advice regarding such principles or audit opinion.

            _________________________________________________________

                               (4)  OTHER MATTERS
            _________________________________________________________


     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement on such matters.

                        FUTURE PROPOSALS OF STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the year 2000 Annual Meeting of Stockholders is October 31, 1999.

                        BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                       /s/  Hector  A.  Patron  Costas
                       Chairman  of  the  Board

                                      PROXY

                      FOR VOTING BY HOLDERS OF COMMON STOCK

                          CENTENARY INTERNATIONAL CORP.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 29, 1999

     The undersigned hereby appoints Hector A. Patron Costas and John H. Tonelli, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Centenary International Corp. held of record by the undersigned on June 14, 1999 at the Annual Meeting of Stockholders to be held at the Loews New York Hotel, 569 Lexington Avenue, New York, New York 10022, on July 29, 1999 at 10:00 AM (EST) and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1, FOR THE 1999 STOCK OPTION PLAN IN NUMBER 2, AND FOR THE RATIFICATION IN NUMBER 3.


1.     ELECTION  OF  DIRECTORS  OF  THE  COMPANY.  (INSTRUCTION:  TO  WITHHOLD
                                                    --------------------------
AUTHORITY  TO  VOTE  FOR  ANY  INDIVIDUAL  NOMINEE,  STRIKE  A  LINE THROUGH, OR
--------------------------------------------------------------------------------
OTHERWISE  STRIKE,  THAT  NOMINEE'S  NAME  IN  THE  LIST  BELOW.)
----------------------------------------------------------------

   [ ] FOR  all  nominees  listed             [ ] WITHHOLD  authority  to
       below  except  as  marked                  vote  for  all  nominees
       to  the  contrary                          below

   Hector A. Patron Costas      Eduardo Sagarnaga        John H. Tonelli

                Donald Kirsch          Julio Alberto Descals Seall


2.     TO  ACT  UPON  THE  1999  STOCK  OPTION  PLAN


   [ ] FOR          [ ] AGAINST       [ ] ABSTAIN



3. PROPOSAL TO RATIFY THE SELECTION OF GRANT THORNTON (ARGENTINA) AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

   [ ] FOR          [ ] AGAINST       [ ] ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


  [ ] FOR          [ ] AGAINST       [ ] ABSTAIN


     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


_____________________                    ___________________________________
Number  of  Shares  of                              Signature
Common  Stock
Stock  Owned

                                         ___________________________________
                                         (Typed  or  Printed  Name)


                                         ___________________________________
                                         Signature  if  held  jointly


                                         ___________________________________
                                         (Typed  or  Printed  Name)


                                         DATED:  ___________________________


            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED
               AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN
                              THIS PROXY PROMPTLY.

                                  Appendix "A"

                          CENTENARY INTERNATIONAL CORP.
                             1999 STOCK OPTION PLAN

     1.   PURPOSE.  The purpose of the Centenary  International Corp. 1999 Stock
          -------
          Option Plan ("the Plan") is to promote the financial interests of the Company, its subsidiaries and its shareholders by providing incentives in the form of stock options to key employees and directors who contribute materially to the success and profitability of the Company. The grants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company's continued success and progress. This Plan will also assist the Company and its subsidiaries in attracting, retaining and motivating key employees and directors. The options granted under this Plan may be either Incentive Stock Options, as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended, or Nonqualified options taxed under Section 83 of the Internal Revenue Code of 1986, as amended.

          RULE 16B-3 PLAN. The Company is subject to the reporting  requirements
          ----------------
          of the  Securities  Exchange Act of 1934,  as amended  (the  "Exchange
          Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee or the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Committee or the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

          EFFECTIVE DATE OF PLAN. The effective date of this Plan shall be April
          ------------------------
          28, 1999, (the "Effective Date"). The Board of Directors shall, within one year of the Effective Date, submit the Plan for approval to the shareholders of the Company. The plan shall be approved by at least a majority of shareholders voting in person or by proxy at a duly held shareholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of shareholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of shareholders. No Incentive Option or Nonqualified Stock Option shall be granted pursuant to the Plan ten years after the Effective Date. In the event that the Plan is not approved by the shareholders of the Company, the Plan shall be deemed to be a non-qualified stock option plan.

     2.   DEFINITIONS. The following definitions shall apply to this Plan:
          -----------

          (a) "Affiliate" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (b) "Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which Options are granted to a participant.

          (c)  "Award"  means  each of the  following  granted  under this Plan:
               Incentive Stock Options or Nonqualified Stock Options.

          (d)  "Board" means the board of directors of the Company.

          (e) "Cause" shall mean, for purposes of whether and when a participant has incurred a Termination of Employment for Cause:
               (i) any act or omission which permits the Company to terminate the written agreement or arrangement between the participant and the Company or a Subsidiary or Parent for Cause as defined in such agreement or arrangement; or (ii) in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean an act or acts of dishonesty by the participant resulting or intending to result directly or indirectly in gain to or personal enrichment of the participant at the Company's expense and/or gross negligence or willful misconduct on the part of the participant.

          (f)  "Change in Control" means, for purposes of this Plans

               i. there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immedi-ately after the merger; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

               ii. the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company; or

          (g) "Code" means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

          (h) "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors.

          (i) "Common Stock" means the Common Stock, par value per share of the Company whether presently or hereafter issued, or such other class of shares or securities as to which the Plan may be applicable, pursuant to Section 11 herein.

          (j) "Company" means Centenary International Corp., a Nevada Corporation and includes any successor or assignee company corporations into which the Company may be merged, changed or consolidated; any company for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

          (l) "Continuous Service" means the absence of any interruption or termination of employment with or service to the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company. Continuous Service shall not be considered interrupted in the case of sick leave, military leave, or any other bona fide leave of absence of less than ninety (90) days (unless the participants right to reemployment is guaranteed by statute or by contract) or in the case of transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successors

          (m) "Date of Grant" means the date on which the Committee grants an Option.

          (n) "Director" means any member of the Board of Directors of the Company or any Parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

          (o) "Non Employee Director" means a "Non Employee Director" as that term is defined in Rule 16b-3 under the Exchange Act.

          (p) "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are
               (i)officers, directors or employees of the Company or Affiliate or (ii) consultants or subcontractors of the Company or affiliate.

          (q) "Employee" means any person employed on an hourly or salaried basis by the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

          (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

          (s) "Fair Market Value" means (i) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and ask prices for the Common Stock are not furnished through NASDAQ or a similar organization, the value established by the Committee, in its sole discretion, for purposes of the Plan; (ii) if the Common Stock is listed or admitted to trade on a national securities exchange or a national market system, the closing price of the  Common  Stock,  as  published  in the  Wall  Street
                                                                    ------------
               Journal, so listed or admitted to trade on such date or, if there
               -------
               is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding day on which there was trading in such shares; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or a national market system, the mean between the bid and ask price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If trading in the stock or a price quotation does not occur on the Date of Grant, the next preceding date on which the stock was traded or a price was quoted will determine the fair market value.

          (t) "Incentive Stock Option" means a stock option, granted pursuant to either this Plan or any other plan of the Company, that satisfies the requirements of Section 422 of the Code and that entitles the Optionee to purchase stock of the Company or in a corporation that at the time of grant of the option was a Parent or subsidiary of the Company or a predecessor company of any such company.

          (u) "Nonqualified Stock Option" means an Option to purchase Common Stock in the Company granted under the Plan other than an Incentive Stock Option within the meaning of Section 422 of the Code.

          (v)  "Option" means a stock option granted pursuant to the Plan.

          (w) "Option Period" means the period beginning on the Date of Grant and ending on the day prior to the tenth anniversary of the Date of Grant or such shorter termination date as set by the Committee.

          (x) "Optionee" means an Employee (or Director or subcontractor) who receives an Option.

          (y) "Parent" means any corporation which owns 50% or more of the voting securities of the Company.

          (z) "Plan" means this Stock Option Plan as may be amended from time to time.

          (aa) "Share" means the Common Stock, as adjusted in accordance with Paragraph 11 of the Plan.

          (bb) "Ten Percent Shareholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

          (cc) "Termination" or "Termination of Employment" means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer or employee of the Company or of any Subsidiary or Parent including, without limitation, death, disability, dismissal, severance at the election of the participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Subsidiaries or Parent of all businesses owned or operated by the Company or its Subsidiaries. A Termination of Employment shall occur to an employee who is employed by an Subsidiary if the Subsidiary shall cease to be a Subsidiary and the participant shall not immediately thereafter become an employee of the Company or a Subsidiary.

          (dd) "Subsidiary" means any corporation 50% or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of this Plan.

               In addition, certain other terms used in this Plan shall have the definitions given to them in the first place in which they are used.

3.             ADMINISTRATION.
               --------------

          a. This Plan will be administered by the Committee. A majority of the full Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee shall be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous written consent of the Committee.

          b. If no Committee has been appointed, members of the Board may vote on any matters affecting the administration of the Plan or the grant of any Option pursuant to the Plan, except that no such member shall act on the granting of an Option to himself, but such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

          c. Subject to the terms of this Plan, the Committee has the sole and exclusive power to:

               i.   select the participants in this Plan;

               ii.  establish   the  terms  of  the  Options   granted  to  each
                    participant which may not be the same in each case;

               iii. determine  the  total  number  of  options  to  grant  to an
                    Optionee, which may not be the same in each case;

               iv. fix the Option period for any Option granted which may not be the same in each case; and

               v. make all other determinations necessary or advisable under the Plan.

               vi. determine the minimum number of shares with respect to which Options may be exercised in part at any time.

               vii. The  Committee  has the  sole  and  absolute  discretion  to determine whether the performance of an eligible Employee warrants an award under this Plan, and to determine the amount of the award.

               viii.The Committee  has full and exclusive  power to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Committee will be final and binding on all persons.

          d. A member of the Committee will not be liable for performing any act or making any determination in good faith.

4.   SHARES SUBJECT TO OPTION.  Subject to the provisions of Paragraph 11 of the
     --------------------------
     Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan shall be 3,000,000 shares. Such shares may be authorized but unissued, or may be treasury shares. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

     a.   Eligible Persons.  Every Eligible Person, as the Committee in its sole
         -----------------
          discretion designates, is eligible to participate in this Plan. Directors who are not employees of the Company or any subsidiary or Parent shall only be eligible to receive Incentive Stock Options if and as permitted be applicable law and regulations. The Committee's award of an Option to a participant in any year does not require the Committee to award an Option to that participant in any other year. Furthermore, the Committee may award different Options to different participants. The Committee may consider such factors as it deems pertinent in selecting participants and in determining the amount of their Option, including, without limitation; (i) the financial condition of the Company or its Subsidiaries;

          (i)  expected profits for the current or future years;

          (ii) the   contributions   of  a   prospective   participant   to  the
               profitability and success of the Company or its Subsidiaries; and

          (iii) the  adequacy   of   the   prospective    participant's    other
               compensation.

          Participants may include persons to whom stock, stock options, or other benefits previously were granted under this or another plan of the Company or any Subsidiary, whether or not the previously granted benefits have been fully exercised.

     b.   No Right of Employment.  An Optionee's  right,  if any, to continue to
          ----------------------
          serve the Company and its Subsidiaries as an Employee will not be enlarged or otherwise affected by his designation as a participant under this Plan, and such designation will not in any way restrict the right of the Company or any Subsidiary, as the case may be, to terminate at any time the employment of any 1.

5.        REQUIREMENTS  OF OPTION GRANTS.  Each  Option  granted under this Plan
          ------------------------------
     shall  satisfy  the  following  requirements.

     a.   Written  Option.  An Option  shall be  evidenced  by a written  Option
          ---------------
          Agreement specifying (i) the number of Shares that may be purchased by its exercise, (ii) the intent of the Committee as to whether the Option is be an Incentive Stock Option or a Non-qualified Stock Option, (iii) the Option period for any Option granted. and (iv) such terms and conditions consistent with the Plan as the Committee shall determine, all of which may differ between various Optionees and various Agreements.

     b.   Duration  of Option.  Each  Option may be  exercised  only  during the
          -------------------
          Option Period designated for the Option by the Committee. At the end of the Option Period the Option shall expire.

     c.   Option Exercisability.  The Committee, on the grant of an Option, each
          ----------------------
          Option shall be exercisable only in accordance with its terms.

     d.   Acceleration  of Vesting.  Subject to the  provisions of Section 5(b),
          -------------------------
          the Committee may, it its sole discretion, provide for the exercise of Options either as to an increased percentage of shares per year or as to all remaining shares. Such acceleration of vesting may be declared by the Committee at any time before the end of the Option Period, including, if applicable, after termination of the Optionee's Continuous Service by reason of death, disability, retirement or termination of employment.

     e.   Option  Price.  Except as provided in Section 6(a) the Option price of
          --------------
          each Share subject to the Option shall equal the Fair Market Value of the Share on the Option's Date of Grant.

     f.   Termination  of Employment Any Option which has not vested at the time
          ---------------------------
          the Optionee ceases Continuous Service for any reason other than death, disability or retirement shall terminate upon the last day that the Optionee is employed by the Company. Incentive Stock Options must be exercised within three months of cessation of Continuous Service for reasons other then death, disability or retirement in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

     g.   Death.  In the  case  of  death  of the  Optionee,  the  beneficiaries
          -----
          designated by the Optionee shall have one year from the Optionee's demise or to the end of the Option Period, whichever is earlier, to exercise the Option, provided, however, the Option may be exercised only for the number of Shares for which it could have been exercised at the time the Optionee died, subject to any adjustment under Sections 5(d) and 11.

     h.   Retirement.  Any Option  which has not vested at the time the Optionee
          ----------
          ceases Continuous Service due to retirement shall terminate upon the last day that the Optionee is employed by the Company. Upon retirement Incentive Stock Options must be exercised within three months of cessation of Continuous Service in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status

     i.   Disability.  In the event of termination of Continuous  Service due to
          ----------
          total and permanent disability (within the meaning of Section 422 of the Code), the Option shall lapse at the earlier of the end of the Option Period or twelve months after the date of such termination, provided, however, the Option can be exercised at the time the Optionee became disabled, subject to any adjustment under Sections 5(d) and 11.

6.   INCENTIVE  STOCK OPTIONS.  Any Options  intended to qualify as an Incentive
     -------------------------
     Stock Option shall satisfy the following requirements in addition to the other requirements of the Plan:

     a.   Ten  Percent  Shareholders.  An  Option  intended  to  qualify  as  an
          --------------------------
          Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of either the Company or any Parent or Subsidiary, shall be granted at a price of 110 percent of Fair Market Value on the Date of Grant and shall be exercised only during the five-year period immediately following the Date of Grant. In calculating stock ownership of any person, the attribution rules of
          Section 425(d) of the Code will apply. Furthermore, in calculating stock ownership, any stock that the individual may purchase under outstanding options will not be considered.

     b.   Limitation on Incentive Stock Options The aggregate Fair Market Value,
          ---------------------------------------
          determined on the date of Grant, of stock in the Company exercisable for the first time by any Optionee during any calendar year, under the Plan and all other plans of the Company or its Parent or Subsidiaries (within the meaning of Subsection (d) of Section 422 of the Code) in any calendar year shall not exceed $100,000.00.

     c.   Approval of Plan. No Option shall qualify as an Incentive Stock Option
         -----------------
          unless this Plan is approved by the shareholders within one year of the Plan's adoption by the Board.

7.   NONQUALIFIED  AND  INCENTIVE  STOCK  OPTIONS.  Any Option not  intended  to
     --------------------------------------------
     qualify as an Incentive Stock Option shall be a Nonqualified Stock Option. Nonqualified Stock Options shall satisfy each of the requirements of
     Section 5 of the Plan. An Option intended to qualify as an Incentive Stock Option, but which does not meet all the requirements of an Incentive Stock Option shall be treated as a Nonqualified Stock Option.

8.   METHOD OF  EXERCISE.  An Option  granted  under  this Plan  shall be deemed
     -------------------
     exercised when the person entitled to exercise the Option (i) delivers written notice to the President of the Company of the decision to exercise,
     (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee establishes pursuant to Section 3 of the Plan. During the lifetime of the Employee to whom an Option is granted, such Option may be exercised only by him. Payment for Shares with respect to which an Option is exercised may be in cash, or by certified check, or wholly or partially in the form of Common Stock of the Company having a fair market value equal to the Option Price. No person will have the rights of a shareholder with respect to Shares subject to an Option granted under this Plan until a certificate or certificates for the Shares have been delivered to him.

          An Option granted under this Plan may be exercised in increments of not less than 10,000 Shares of the full number of Shares as to which it can be exercised. A partial exercise of an Option will not effect the holder's right to exercise the Option from time to time in accordance with this Plan as to the remaining Shares subject to the Option.

9.   TAXES.  COMPLIANCE WITH LAW: APPROVAL OF REGULATORY BODIES. The Company, if
     -----------------------------------------------------------
     necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable or amounts payable under this Plan, and the Company may defer making delivery or payment until it is indemnified to its satisfaction for the tax. Options are exercisable, and Shares can be delivered and payments made under this Plan, only in compliance with all applicable federal and state laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which the Company's stock is listed at any time. An Option is exercisable only if either (i) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been flied with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise, or (ii) an exemption from the registration requirements of applicable securities laws is available. This plan does not require the Company, however, to file such registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section 9 of the Plan. No Option may be exercised, and no Shares may be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matter as the Committee deems advisable.

          Each Person who acquires the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option. In addition, the Committee may require such consents and release of taxing authorities as the Committee deems advisable.

10.  ASSIGNABILITY. An Option granted under this Plan is not transferable except
     -------------
     by will or the laws of descent and distribution. The Option may be exercised only by the Optionee during the life of the Optionee. More particularly, but without limitation of the foregoing, the Option may be not be assigned or transferred except as provided above and shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer or distribution contrary to the provisions hereof shall be null and void and without effect. 1.

11.  ADJUSTMENT   UPON   CHANGE  OF  SHARES.   If  a   reorganization,   merger,
     --------------------------------------
     consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock of the Company occurs, the number and class of Shares for which Options are authorized to be granted under this Plan, the number and class of Shares then subject to Options previously granted under this Plan, and the price per Share payable upon exercise of each Option outstanding under this Plan shall be equitably adjusted by the Committee to reflect such changes. To the extent deemed equitable and appropriate by the Committee or the Board, subject to any required action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, any Option granted under the Plan shall pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Option would have been entitled to receive in connection with such event.

12.  ACCELERATIONS OF OPTIONS UPON CHANGE IN CONTROL. In the event that a Change
     -----------------------------------------------
     of Control has occurred with respect to the Company, any and all Options will become fully vested and immediately exercisable with such acceleration to occur without the requirement of any further act by either the Company or the participant, subject to Section 9 hereof.

13.  LIABILITY OF THE COMPANY.  The Company,  its Parent and any Subsidiary that
     ------------------------
     is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences expected but not realized by an Optionee or other person due to the exercise of an Option.

14.  EXPENSES OF PLAN. The Company shall bear the expenses of administering  the
     ----------------
     Plan.

15.  DURATION  OF PLAN.  Options  may be granted  under this Plan only within 10
     -----------------
     years from the effective date of the Plan.

16.  AMENDMENT, SUSPENSION OR TERMINATION OF PLAN. The Board of Directors of the
     --------------------------------------------
     Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's shareholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's shareholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall act to impair or extinguish rights in Options already granted at the date of such amendment, suspension or termination.

17.  FORFEITURE.  Notwithstanding  any other  provisions  of this  Plan,  if the
     ----------
     Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise, in any commercial endeavor anywhere which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options, including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

          The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

18.  INDEMNIFICATION  OF THE COMMITTEE AND THE BOARD OF DIRECTORS.  With respect
     -------------------------------------------------------------
     to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company the opportunity to handle and defend same at its own expense. The failure to notify the Company within 60 days shall only affect a Director or committee member's right to indemnification if said failure to notify results in an impairment of the Company's rights or is detrimental to the Company. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

19.  GENDER. If the context requires, words of one gender when used in this Plan
     ------
     shall include the others and words used in the singular or plural shall include the other.

20.  HEADINGS. Headings of Articles and Sections are included for convenience of
     --------
     reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

21.  OTHER  COMPENSATION  PLANS.  The adoption of this Plan shall not affect any
     --------------------------
     other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

22.  OTHER OPTIONS OR AWARDS.  The grant of an Option or Awards shall not confer
     ------------------------
     upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

23   GOVERNING   LAW.  The   provisions   of  this  Plan  shall  be   construed,
     ---------------
     administered, and governed under the laws of the State of Nevada.